EXHIBIT 10.36


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT, BETWEEN THE COMPANY AND THE HOLDER, DATED MARCH __, 2002.


                       WARRANT TO PURCHASE COMMON STOCK

                                      OF

                                 VIADOR, INC.


No. CS-_                                       Date of Issuance: March 18, 2002


     This certifies that, for value received, HEUNGYEUNG YEUNG, or his registered assigns (the "Holder"), is entitled, subject to the terms set forth
                         ------
below, to purchase from VIADOR INC., a Delaware corporation (the "Company"),
                                                                  -------
Three Million Three Hundred Thirty-three Thousand Three Hundred Thirty-three (3,333,333) shares of the Common Stock of the Company, par value $0.001 per share (the "Common Stock"), subject to adjustment pursuant to Section 13
            ------------
hereof, as constituted on the date hereof, upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States equal to the Exercise Price as set forth in Section 3 below. The number and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein
                                                    -------
will include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.


     1. This Warrant is issued in connection with the transactions described in that certain Convertible Promissory Note and Warrant Purchase Agreement between the Company and the Holder, as described therein, of even date herewith (the "Initial Closing Date"), as the same may from time to time be amended, modified
 --------------------
or supplemented (the "Purchase Agreement").  The Holder is subject to certain
                      ------------------
restrictions set forth in the Purchase Agreement and will be entitled to certain rights and privileges set forth in the Purchase Agreement. This Warrant is one of the Warrants referred to as the "Warrants" in the Purchase
                                                   --------
Agreement. Capitalized terms not otherwise defined herein will have the meaning ascribed to them in the Purchase Agreement.

     2. Term of Warrant.  Subject to the terms and conditions set forth herein,
        ---------------
this Warrant will be exercisable, in whole or in part, at any time before the third anniversary of the Initial Closing Date (such period of time during which this Warrant is exercisable referred to herein as the "Term").
                                                       ----

     3. Exercise Price.  The exercise price at which this Warrant may be
        --------------
exercised will be $0.06 (the "Exercise Price").
                              --------------

     4. Exercise of Warrant.
        -------------------

        a. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term hereof, by the surrender of this Warrant and the Notice of Exercise annexed hereto as Exhibit A, duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), together with payment in immediately available funds or by check acceptable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

        b. This Warrant will be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, and the person entitled to receive the shares of Common Stock issuable upon such exercise will be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense will issue and deliver to the person or persons entitled to receive the same a certificate or certificates representing the number of shares issuable upon such exercise.

        c. Notwithstanding the foregoing, in no event will the Holder, without the prior written consent of the Company's Board of Directors, be entitled exercise this Warrant if such exercise would result in the Holder holding a total number of shares of the Company's voting stock (including all shares of the Company's voting stock (if any) that are then held by the Holder) that exceeds that number of shares which is equal to 49.9% of the Company's total issued and outstanding shares of voting stock as of the date of such conversion.

     5. No Fractional Shares or Scrip.  No fractional shares or scrip
           -----------------------------
representing fractional shares will be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will make a cash payment equal to the Exercise Price multiplied by such fraction.

     6. Replacement of Warrant.  On receipt of evidence reasonably
        ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     7. Rights of Shareholders.  This Warrant will not entitle the Holder to
        ----------------------
any of the rights of a shareholder of the Company.

     8. Transfer of Warrant.
        -------------------

        a. Warrant Register.  The Company will maintain a register (the
           ----------------
"Warrant Register") containing the names and addresses of the Holder or
 ----------------
Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder in the name as shown on the Warrant Register and at the address shown on the Warrant Register and delivery to such address will constitute effective delivery for all purposes. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

        b. Transferability and Nonnegotiability of Warrant.  This Warrant may
           -----------------------------------------------
not be transferred or assigned in whole or in part without prior written approval by the Company and compliance with all applicable federal and state securities laws by the transferor and the transferee. Subject to the provisions of this Warrant with respect to (i) the requirement that any transfer or assignment is subject to prior written approval by the Company,
(ii) compliance with the Act, and (iii) the requirement that any transferee must first agree in writing, in a form reasonably acceptable to the Company, to be bound by the terms of the Purchase Agreement, and exhibits thereto, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. The Common Stock to be issued upon exercise hereof may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee.

        c. Exchange of Warrant Upon a Transfer.  On surrender of this Warrant
           -----------------------------------
for exchange, properly endorsed for transfer on the Assignment Form, and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Warrant, the Company, at its expense, will issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares of Common Stock issuable upon exercise hereof.

        d. Compliance with Securities Laws.
           -------------------------------

          (1) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, the Holder will, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale, except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

           (2) This Warrant and all shares of Common Stock issued upon exercise hereof will be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     9. Restrictions on Transfer.
        ------------------------

        a. Fifteen (15) days before any proposed sale, assignment, transfer or pledge of this Warrant or any portion hereof (a "Proposed Transfer"), the
                                                 -----------------
Holder proposing the transfer (the "Transferring Holder") will give written
                                    -------------------
notice to the Company of the Transferring Holder's intention to effect such Proposed Transfer. Each such notice will:

           (1) describe the manner and any circumstances of the Proposed Transfer in sufficient detail;

           (2) provide the name and address of the transferee; and

           (3) include a statement signed by the transferee that the transferee represents and warrants to the Company that each representation and warranty set forth in Section 7 of the Purchase Agreement is true as each such representation or warrant applies to such transferee.

     Upon receipt of the written notice pursuant to this Section 9, Company will have ten (10) days to approve, in its sole discretion, such Proposed Transfer by sending written notice to the Transferring Holder.

     10. Reservation of Stock.  The Company covenants that during the Term this
         --------------------
Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Restated Certificate of Incorporation, as amended from time to time (the "Certificate"), to provide sufficient reserves
                                -----------
of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant will constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     11. Notices.
         -------

        a. Whenever the Exercise Price or number of shares purchasable hereunder will be adjusted pursuant to Section 13 hereof, the Company will issue a certificate signed by its Treasurer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and will cause a copy of such certificate to be personally delivered or mailed (by first class mail, postage prepaid) to the Holder of this Warrant as provided in Section 11(c) hereof.

        b. In case:

           (1) the Company will take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

           (2) the Company will consummate any reorganization, reclassification, combination, exchange or subdivision of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

           (3) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be delivered or mailed to each Holder of this Warrant a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, combination, exchange, subdivision, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, combination, exchange, subdivision, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice will be mailed at least twenty business
(20) days prior to the date therein specified.
        c. Any notices required to be sent to a Holder hereunder will be delivered to the address of such Holder as shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and such notices will be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and
(ii) in the case of mailing, on the third (3rd) business day following the date of such mailing. All communications to Company will be delivered to its principal office located at 977 Benecia Avenue, Sunnyvale, CA 94085; Attention:
President.

     12. Amendments.
         ----------

        a. Any term of this Warrant may be amended with the prior written consent of the Company and the Holder.

        b. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, will be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.


     13. Adjustments.  The Exercise Price and the number of shares purchasable
         -----------
 upon exercise hereof are subject to adjustment from time to time as follows:

        a. Merger, Sale of Assets, Etc.  If at any time, while this Warrant, or
           ---------------------------
any portion hereof, remains outstanding and unexpired there will be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision will be made so that the Holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price in the manner set forth in Section 4, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 13. The foregoing provisions of this Section 13(a) will similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation which are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration will be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) will be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        b. Reclassification, etc.  If the Company at any time while this
           ---------------------
Warrant, or any portion hereof, remains outstanding and unexpired will, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Exercise Price therefor will be appropriately adjusted, all subject to further adjustment as provided in Section 13.

        c. Split, Subdivision or Combination of Shares.  If the Company at any
           -------------------------------------------
time while this Warrant, or any portion hereof, remains outstanding and unexpired will split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of shares of such securities available for purchase in effect immediately prior to such subdivision, combination, or dividend or other distribution and the Exercise Price per share for such securities will be proportionately adjusted. Adjustments set forth herein will be readjusted in the same manner for any successive event or events described herein.

        d. Adjustments for Dividends in Stock or Other Securities or Property.
           ------------------------------------------------------------------
If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time will have received, or, on or after the record date fixed for the determination of eligible stockholders, will have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then, and in each case, this Warrant will represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 13.

        e. Certificate as to Adjustments.  Upon the occurrence of each
           -----------------------------
adjustment or readjustment pursuant to this Section 13, the Company, at its expense, will promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

        f. No Impairment.  The Company will not, by any voluntary action, avoid
           -------------
or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 13 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of each Holder of this Warrant against impairment.

     14. Lockup Agreement.  The Holder hereby agrees that, during the period of
         ----------------
duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of any registration statement of the Company filed under the Act, it will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                      (a) any executive officer or director of the Company
                          enters into a similar agreement; and

                      (b) such market stand-off time period will not exceed (i)
                          90 days if it is determined by the underwriters, in their sole discretion, that such time period would not jeopardize the success of the offering, or (ii) 180 days.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     Notwithstanding the foregoing, the obligations described in this Section 13 will not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

     15. Miscellaneous.

         a. Descriptive Headings; Governing Law.  The descriptive headings of
            -----------------------------------
the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of California, without regard to principles of conflicts or choice of law.

         b. Severability.  If any term, provision, covenant or restriction of
            ------------
this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant will remain in full force and effect and in no way will be affected, impaired or invalidated.

                              *   *   *   *   *

     IN WITNESS WHEREOF, VIADOR, INC. caused this Warrant to be executed by its officers thereunto duly authorized.


Dated:
       ---------------
                                        VIADOR INC.


                                        By:
                                            -------------------------------
                                                Nate Cammack,
                                                Chief Financial Officer

HOLDER:

By:
         -----------------------------

Name:
         -----------------------------

Address:
         -----------------------------

                                  EXHIBIT A
                                  ---------

                         FORM OF NOTICE OF EXERCISE
                         --------------------------

To:  VIADOR, INC.

         (1)     Pursuant to the terms of the attached Warrant, the undersigned
hereby elects to purchase             shares of Common Stock of  VIADOR INC.
                         -------------
pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full;

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                 [Name]


                                 [Name]


--------------------             --------------------------------------
[Date]                           [Signature]

                                   EXHIBIT B
                                   ---------

                            FORM OF ASSIGNMENT FORM
                            -----------------------

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee             Address                           No. of Shares
----------------             -------                           -------------




and does hereby irrevocably constitute and appoint
                                                   ---------------------------
Attorney to make such transfer on the books of VIADOR INC. maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee will, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


DATED:
       ---------------

                                         ----------------------------------
                                         Signature of Holder



                                         ----------------------------------
                                         (Witness)